CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information included in Post-Effective Amendment Number 46 to the Registration Statement (Form N-1A, No. 2-72101) of Touchstone Tax-Free Trust.

                                                           /s/ Ernst & Young LLP
                                                               ERNST & YOUNG LLP

Cincinnati, Ohio
June 7, 2000